UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 29, 2003
                                                          --------------

                                  BEL FUSE INC.
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               (Exact name of registrant as specified in charter)

        New Jersey                   0-11676                    22-1463699
     ---------------               -----------                --------------
     (State or other               (Commission                (IRS Employer
     jurisdiction of               File Number)               Identification
      incorporation)                                              Number)

               206 Van Vorst Street, Jersey City, New Jersey 07302
               ----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (201) 432-0463
                                                           --------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of Bel Fuse Inc. dated October 29, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

On October 29, 2003, Bel Fuse Inc. (the "Company") issued a press release regarding results for the nine and three months ended September 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the nine and three months ended September 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                BEL FUSE INC



                                                By:  /s/ Daniel Bernstein
                                                     ___________________________
                                                     Name:  Daniel Bernstein
                                                     Title: President


Date:  October 29, 2003

                                  EXHIBIT INDEX


     Exhibit No.                             Description
     -----------                             -----------


         99.1 Press release, dated October 29, 2003, issued by the Company.